Back to Form 8-K
Exhibit 10.2

NOTICE OF AWARD

State Of Missouri
Office Of Administration
Division Of Purchasing And Materials Management
PO Hox 809
Jefferson City, MO 65102
http://www.oa.mo.gov/purch

CONTRACT NUMBER C306118005	CONTRACT TITLE Medicaid Managed Care-Eastern Region
AMENDMENT NUMBER Amendment #009 Revised	CONTRACT PERIOD July 1, 2007 through June 30, 2008
REQUISITION NUMBKH NR 886 25758009972	VENDOR NUMBER 3640504950 1
CONTRACTOR NAME AND ADDRESS HARMONY HEALTH PLAN INC 23 PUBLIC SQUARE STE 400 BELLEVILLE IL 62220	STATE AGENCY’S NAME AND ADDRESS Dept of Social Services MO HealthNet Division PO Box 6500 Jefferson City, MO 65102-6500
ACCEPTED BY T'HE STATE OF MISSOURI AS FOLLOWS: Contract C306118005 is hereby amended pursuant to the attached Amendment #009 Revised dated 06/25/08
BUYER Laura Ortmeyer	BUYER CONTACT INFORMATION Email: laura.ortmeyer@oa.mo.gov Phone: (573)751-4579 Fax: (573)526-9817
SIGNATURE OF BUYER /s/ Laura Ortmeyer	DATE 6/27/08
DIRECTOR OF PURCHASING AND MATERIALS MANAGEMENT /s/ James Miluski

STATE OP MISSOURI
OFFICE OF ADMINISTRATION
DIVISION OP PURCHASING AND MATERIALS MANAGEMENT (DPMM)
CONTRACT' AMENDMENT

AMENDMENT NO.: 009 Revised	RKQ NO.: NR SS6 25758009972
CONTRACT NO.: C3061I8005	BUYER: Laura Ortmeyer
TITLE: MO Health Net Managed Care - Eastern Region	PHONE NO.: (573) 751-4579
ISSUE DATE: 06/11/08	E-MAIL:laura.ortmeyer@oa.mo.gov

TO:	HARMONY HEALTH PLAN OF MISSOURI 23 PUBLIC SQUARE STE 400 BELLEVILLE IL 62220

RETURN AMENDMENT NO LATER THAN: 06/25/08 AT 5:00 PM CENTRAL TIME

RETURN AMENDMENT TO:
(U.S. Mail)	or	(Courier Service)
Div of Purchasing & Matls Mgt (DPMM) PO BOX 809 JEFFERSON CITY MO 65102-0809		Div of Purchasing & Matls Mgt (DPMM) 301 WEST HIGH STREET, ROOM 630 JEFFERSON CITY MO 65101-1517

OR FAX TO: (573) 526-9817 (either mail or fax, not both)

DELIVER SUPPLIES/SERVICES FOB (Free On Board) DESTINATION TO THE FOLLOWING ADDRESS:

Department of Social Services, MO HealthNet Division
Post Office Box 6500
Jefferson City MO 05102-6500

SIGNATURE REQUIRED

DOING BUSINESS AS (DBA) NAME Harmony Health Plan of Illinois, Inc., d/b/a Harmony Health Plan of Missouri	LEGAL NAME OF ENTITY/INDIVIDUAL FILED WITH IRS FOR THIS TAX ID NO. Harmony Health Plan of Illinois, Inc
MAILING ADDRESS 23 Public Square, Suite 400	IRS FORM 1099 MAILING ADDRESS 200 West Adams Street, Suite 800
CITY, STATE, ZIP CODE Belleville, IL 62220	CITY, STATE, ZIP CODE Chicago, IL 60606

CONTACT PERSON Ms. Tina Gallagher	EMAIL ADDRESS Tina.Gallagher@wellcare.com
PHONE NUMBER (800) 608-8158 Ext. 2405	FAX NUMBER (800) 608-8157
TAXPAYER ID NUMBER (TIN) 36-4050495	TAXPAYER ID (TIN) TYPE (Check One) ☑ FEIN SSN	VENDOR NUMBER (IF KNOWN) 3640504950 1
VENDOR TAX FILING TYPE WITH IRS (CHECK ONE) __Corporation __Individual __State/Local Government __Partnership __Sole Proprietor __Other ____________________
AUTHORIZED SIGNATURE /s/ Heath Schiesser	DATE 6/25/08
PRINTED NAME Heath Schiesser	TITLE President and CEO

Contract C306118005

AMENDMENT #009 Revised TO CONTRACT C306118005

CON TRACT TITLE:         Mo Health Net Managed Care - Eastern Region

CONTRACT PERIOD:       July 1, 2007 through June 30, 2008

The State of Missouri hereby desires to amend the above-referenced contract, as follows.

For the period April 1, 2008 through June 30, 2008, item 2.25.2 of the RFP portion of the contract shall be revised as follows:

2.25.2	The health plan shall transmit encounter- data and all required files in accordance with the Health Plan Record Layout Manual, as amended.

All other terms, conditions and provisions of the contract, including all prices, shall remain the same and apply hereto,

The contractor shall sign and return this document, on or before the date indicated, signifying acceptance of the amendment.